From:
Cottonwood Communities, Inc.

Subject Line:
Temporary Suspension of Offering and Other Related Matters

December 22, 2020

Dear Financial Advisor/Investor,

We are writing to inform you that effective December 22, 2020, the board of directors of Cottonwood Communities, Inc. (the “Company”) approved the temporary suspension of its primary offering, share repurchase program (“SRP”) and distribution reinvestment plan (“DRP”), as a result of the Company’s evaluation of potential business combinations (the “Mergers”) that would be material to its operations if consummated. Below is a summary of important information related to these suspensions.

1.Pending Subscriptions

a.Subscription agreements will be accepted only if they are signed and dated, fully funded and in good order on or before the close of business on December 21, 2020.

1.Share Repurchases

a.As a result of the suspension of the SRP, no redemptions will be honored for the fourth quarter of 2020 and any pending requests will remain in the queue, unless rescinded, and considered when the program is resumed at a later date.

1.Distribution Payments

a.Due to the suspension of the DRP, all future distributions will be paid fully in cash until the DRP is resumed.

b.We encourage investors currently participating in the DRP to review their address of record for distributions and to contact DST Systems, Inc., the transfer agent for the Company, with any updates. They can be reached by phone at 844.422.2584.

The suspension of the primary offering, the DRP and the SRP will remain in place until the board of directors approves their resumption.

At this time, the Company is unable to share additional information on the potential transaction. However, the board of directors is working diligently to evaluate the Mergers and we will share additional information with our broker dealer partners, financial advisors and investors upon the conclusion of the process.

Warm Regards,

Cottonwood

ADDITIONAL INFORMATION ABOUT THE MERGERS

If the Company determines to pursue the Mergers, the Company will prepare and file with the SEC registration statements on Form S-4 and/or information statements regarding the Mergers. The registration statements will contain a joint proxy statement and prospectus and other related documents. A joint proxy statement and prospectus will be mailed to stockholders as applicable and will contain important information about the Mergers and related matters. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT AND PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AS APPLICABLE AND OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGERS. Investors will be able to obtain free copies of the registration statement, the joint proxy statement and prospectus and other relevant documents filed by the Company with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. In addition, these materials will also be available free of charge by accessing the Company’s website (http://www.cottonwoodcommunities.com/).

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

FORWARD-LOOKING STATEMENTS

This report contains statements that constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; no assurance can be given that these expectations will be attained. Factors that could cause actual results to differ materially from these expectations include, but are not limited to, the risk that the proposed mergers will not be consummated; risks related to disruption of management’s attention from the ongoing business operations due to the proposed mergers; the potential adverse impact of the ongoing pandemic related to COVID-19 and the related measures put in place to help control the spread of the virus on the operations of the Company and its tenants, which impact remains uncertain; availability of suitable investment opportunities; changes in interest rates; the availability and terms of financing; general economic conditions; market conditions; legislative and regulatory changes that could adversely affect the business of the Company; and other factors, including those set forth in the Risk Factors section the Company’s prospectus for its ongoing initial public offering as filed with the SEC and as supplemented to date, and other reports filed by the Company with the SEC, copies of which are available on the SEC’s website, www.sec.gov. The Company undertake no obligation to update these statements for revisions or changes after the date of this communication, except as required by law.